Exhibit 10.20

Certain information in this document identified by brackets has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Execution Version

LICENSE AGREEMENT

by and among

SPRUCE BIOSCIENCES, INC.

and

ELI LILLY and COMPANY

LICENSE AGREEMENT

This Agreement (the “Agreement”), effective as of the last date executed below (the “Effective Date”), is entered into by and among Spruce Biosciences, Inc., a Delaware corporation with a place of business at 548 Market St., Suite 74598, San Francisco, California, 94104 (“Spruce”), and Eli Lilly and Company, an Indiana corporation with a place of business at Lilly Corporate Center, Indianapolis, Indiana, 46285 (“Lilly”). Spruce and Lilly may be referred to herein individually as a “Party” or collectively as the “Parties”.

Recitals:

A.    Lilly has developed and controls certain technology, patent rights and proprietary materials related to Corticotropin-Releasing Hormone-1 (CRH-1) receptor antagonist compounds, including LY2371712.

B.    Lilly wishes to grant to Spruce, and Spruce wishes to receive, an exclusive license to such technology, patent rights and proprietary materials under the terms and conditions set forth in this Agreement.

Agreement:

1.	DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.1    “Act” means the US Federal Food, Drug, and Cosmetic Act, as amended from time to time (21 U.S.C. Section 301 et seq.), together with any rules and regulations promulgated thereunder.

1.2    “Affiliate” means with respect to any Party, any person or entity controlling, controlled by or under common control with such Party. For purposes of this Article 1.1, “control” shall mean (a) in the case of a corporate entity, direct or indirect ownership of fifty percent (50%) or more of the stock or shares having the right to vote for the election of directors of such corporate entity and (b) in the case of an entity that is not a corporate entity, the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such entity, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, any stockholder of Spruce (which stockholder is a venture capital fund, venture capital operating company, private equity fund or individual), and any portfolio company of any such stockholder (or of any other entity that shares the same management company with the stockholder), shall not be deemed to be an Affiliate of Spruce, or to control or to be under common control with Spruce.

1.3    “Applicable Laws” shall mean all statutes, ordinances, regulations, rules or orders of any kind whatsoever, including all data protection laws and regulations, of any Governmental Authority that may be in effect from time to time and applicable to the activities contemplated by this Agreement.

1.4    “Business Day” means any day other than a Saturday or a Sunday on which the banks in New York, New York are open for business.

1.5    “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

1.6    “Calendar Year” means the respective periods of twelve (12) months commencing on January 1 and ending on December 31.

1.7    “Clinical Material(s)” means Licensed Product formulated in accordance with the Specifications and applicable [***] laws, rules and regulations (a) for preclinical activities, and (b) for administration to subjects in clinical trials, including GCP and GMP (“Applicable GMP”).

1.8    “Combination(s)” means a Licensed Product containing a Licensed Compound and one or more additional active pharmaceutical ingredients other than a Licensed Compound (each such additional ingredient, an “Other Product”), whether co-formulated or co-packaged.

1.9    “Commercialization” or “Commercialize” means activities taken before and after obtaining Regulatory Approval relating specifically to the pre-launch, launch, promotion, marketing, sales force recruitment, pricing determination, manufacturing, importation, offering for sale, sale and distribution for commercial sale, of a pharmaceutical product and post-launch medical activities, including without limitation: (a) manufacturing, importation and distribution for commercial sale; (b) strategic marketing, sales force detailing, advertising, and market and product support; (c) medical education and liaison and any phase IV clinical trials; (d) all customer support and product distribution, invoicing and sales activities; (e) all post-approval regulatory activities, including those necessary to maintain Regulatory Approvals; (f) expanded target product profile activities after receipt of initial Regulatory Approval for the relevant product; and (g) pricing, formulary and reimbursement related activities, including pricing and reimbursement approvals.

1.10    “Commercially Reasonable Efforts” means reasonable, good faith efforts to accomplish such objective as Spruce would normally use to accomplish a similar objective of Spruce under similar circumstances, it being understood and agreed that with respect to the Development or Commercialization of a Licensed Product such efforts shall be similar to those efforts and resources commonly used by Spruce for a similar pharmaceutical product owned by it or to which it has rights, which product is at a similar stage in its development or product life and is of similar market potential and taking into account efficacy, safety, approved labeling, the competitiveness of alternative products in the marketplace, the exclusivity of the product in view of its patent protection, patent life and other proprietary position of the product, the likelihood of Regulatory Approval given the regulatory structure involved and any other relevant factors.

1.11    “Confidential Information” means all confidential or proprietary information of one Party or its Affiliates (a “Disclosing Party”), regardless of its form or medium as provided to the other Party or its Affiliates (a “Receiving Party”) in connection with the purpose of this Agreement, including Confidential Information provided under the [***] between the Parties effective as of [***] (“[***]”); provided that, Confidential Information shall not include any information that the Receiving Party can show by competent evidence: (i) is already known to it or its Affiliates at the time it is disclosed any of them; (ii) is or becomes generally known to the public through no act or omission of the Receiving Party or any of its Affiliates in violation of the terms of this Agreement; (iii) has been lawfully received by the Receiving Party or any of its Affiliates from a Third Party without restriction on its disclosure and without a breach by such Third Party of an obligation of confidentiality to the Disclosing Party or any of its Affiliates; or (iv) has been independently developed by the Receiving Party or any of its Affiliates without use of or reference to the Confidential Information of the Disclosing Party or any of its Affiliates.

1.12    “Control”, “Controls” or “Controlled by” means (except as used in Article 1.1, above), with respect to any item of or right under Patents or Know-How, the ability of the specified Party or any of its Affiliates, whether through ownership, license or other right (other than pursuant to this Agreement), to grant access to, license or sublicense such item or right without violating the terms of any agreement or other arrangement with any Third Party.

1.13    “Data or Regulatory Exclusivity Period” means the period during which the FDA (or, in countries other than the United States, an equivalent Regulatory Authority) prohibits obtaining Regulatory Approval of a pharmaceutical product based on reference to information in the regulatory submission materials of an approved product without the consent of the owner of the regulatory submission materials, to the clinical and other data that is contained in such materials, and that is not published or publicly available outside of such submission.

1.14    “Develop” or “Development” or “Developing” means research, discovery, process development, manufacturing and importation for preclinical and clinical uses, and preclinical and clinical drug or biological development activities, including, without limitation, test method development and stability testing, toxicology, formulation, quality assurance/quality control development, statistical analysis, preclinical and clinical studies and regulatory affairs, in each case, of a Licensed Product for use in the Field, and to the extent normally undertaken during the development (as opposed to Commercialization) phase of such Licensed Product’s life cycle. Development shall exclude all Phase IV clinical trials.

1.15    “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.16    “Field” means all pharmaceutical uses, including all diagnostic, therapeutic and prophylactic uses, for human or animal administration.

1.17    “First Commercial Sale” means, with respect to any Licensed Product, the first sale to a Third Party for end use or consumption of such Licensed Product in a country after Regulatory Approval has been granted by the Regulatory Authority of such country, if such Regulatory Approval is required, or, if Regulatory Approval is not required, upon the first such sale.

1.18    “GAAP” means Generally Accepted Accounting Principles in the U.S. as the same may be in effect from time to time.

1.19    “Good Clinical Practices” or “GCP” means the then current standards for clinical trials for pharmaceuticals, as set forth in the Act or other Applicable Law, and such standards of good clinical practice as are required by the Regulatory Authorities of the US and the European Union and other organizations and Governmental Authorities in countries for which Licensed Product is intended to be Developed, to the extent such standards are not less stringent than United States GCP.

1.20    “Good Manufacturing Practices” or “GMP” means the regulatory requirements for current good manufacturing practices for pharmaceuticals promulgated by the FDA, as the same may be amended from time to time, and such standards of good manufacturing practice as are required by the Regulatory Authorities of the European Union and other organizations and Governmental Authorities in countries in which the applicable Licensed Product is intended to be manufactured or sold, to the extent such standards are not less stringent than United States GMP.

1.21    “Governmental Authority” shall mean any court, commission, authority, department, ministry, official or other instrumentality of, or being vested with public authority under any law of, any country, state or local authority or any political subdivision thereof, or any association of countries.

1.22    “Government or Public Official” means: (i) any official, officer, employee, representative, or anyone acting in an official capacity on behalf of: (a) any government or any department or agency thereof; (b) any public international organization (such as the United Nations, the International Monetary Fund, the International Red Cross, or the World Health Organization), or any department, agency, or institution thereof; or (c) any government-owned or controlled company, institution, or other entity, including a government-owned hospital or university; (ii) any political party or party official; and (iii) any candidate for political office.

1.23    “IND” means an Investigational New Drug application in the United States or, in any country other than the United States, a submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.24    “Know-How” means any proprietary and confidential scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, including any of the foregoing that are databases, safety information, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, manufacturing process and development information, results or data.

1.25    “Lead Compound” means Lilly’s Corticotropin-Releasing Hormone-1 (CRH-1) receptor antagonist (Lilly Id. No.: LY2371712) with the structure set forth on Exhibit C, including [***].

1.26    “Licensed Compound” means (a) the Lead Compound, (b) any other Corticotropin-Releasing Hormone-1 receptor antagonist covered by Patents Controlled by Lilly, (c) any [***], and (d) any [***].

1.27    “Licensed Product” means any product containing a Licensed Compound, including any Combination(s) (marketed or investigational).

1.28    “Licensed Know-How” means all Know-how (excluding any Licensed Patents) that is (a) Controlled as of the Effective Date, or at any time during the Term, by Lilly or any of its Affiliates and (b) reasonably necessary or useful for manufacture, Development, Commercialization or use of a Licensed Product or Licensed Compound.

1.29    “Licensed Patents” means Patents or patent applications Controlled by Lilly or any of its Affiliates at any time during the term that contain one or more claims covering any Licensed Product or Licensed Compound, or the composition of matter, method of use or manufacture thereof, including without limitation the patents and applications listed on Exhibit A entitled “Licensed Patents” attached hereto, and including any provisionals, substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, reexaminations, extensions, supplementary protection certificates and the like arising therefrom.

1.30    “Net Sales” means, with respect to a Licensed Product, the gross amount invoiced by Spruce (including its Affiliates) or any Sublicensee thereof to a Third Party, excluding any Sublicensee, for such Licensed Product, less the following items:

(a)    [***];

(b)    [***]; and

(c)    [***];

(d)    [***];

(e)    [***];

(f)    [***]; and

(g)    [***].

Such amounts shall be determined from the books and records of Spruce, its Affiliate or its Sublicensee, maintained in accordance with GAAP consistently applied. Spruce further agrees in determining such amounts, it will use its then current standard procedures and methodology, including its then current standard exchange rate methodology, for the translation of foreign currency sales into U.S. Dollars or, in the case of Spruce’s Affiliates and Sublicensees, such similar methodology, consistently applied.

Sales between or among [***] shall be excluded from the computation of Net Sales, but the first sale thereafter by Spruce, its Affiliate or Sublicensee to a Third Party that is not a Sublicensee shall be included in the computation of Net Sales.

In the event that the Licensed Product is a Combination, the Net Sales of the Licensed Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination (as defined in the standard Net Sales definition) by the fraction, [***] where A is [***], and B is [***].

In the event that the weighted average sale price of the Licensed Compound can be determined but the weighted average sale price of the Other Product(s) cannot be determined, Net Sales of the Licensed Product, for purposes of determining royalty payments, shall be calculated by multiplying the Net Sales of the Combination (as defined in the standard Net Sales definition) by the fraction [***] where A is [***] and C is [***].

In the event that the weighted average sale price of the Other Product(s) can be determined but the weighted average sale price of the Licensed Compound cannot be determined, Net Sales of the Licensed Product, for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination (as defined in the standard Net Sales definition) by the following formula: [***] where B is [***] and C is [***].

In the event that the weighted average sale price of both the Licensed Compound and the Other Product(s) in the Combination cannot be determined, the Net Sales of the Licensed Product, for purposes of determining royalty payments, shall be deemed to be equal to the lesser of (A) [***] or (B) [***] by the fraction, [***] where D is [***].

The weighted average sale price for a Licensed Product or Other Product(s), shall be calculated [***] each [***], on a country-by-country basis and such price shall be used with respect to the relevant country during all applicable royalty reporting periods for the entire following [***]. When determining the weighted average sale price of a Licensed Product or Other Product(s), the weighted average sale price shall be calculated by dividing [***] by [***]. In the initial [***], a forecasted weighted average sale price will be used for the Licensed Product or Other Product(s). Any over or under payment due to a difference between forecasted and actual weighted average sale prices will be paid or credited in the first royalty payment of the following [***].

1.31    “Patent(s)” means all patents and patent applications in any country or supranational jurisdiction, including any provisionals, substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, reexaminations, extensions, any other pre-or post-grant forms of any of the foregoing, any confirmation patent or registration patent or patent of addition, utility models, patent term extensions, supplementary protection certificates and supplemental protection certificates or requests for continued examinations, foreign counterparts and the like.

1.32    “Patent Expenses” means all out-of-pocket costs and expenses (including attorney’s fee, disbursements to agents in foreign jurisdictions, and government filing fees) incurred by Lilly to prepare, file, prosecute and maintain Licensed Patents.

1.33    “Patent Prosecution” means, with respect to a Patent, (a) preparing, filing and prosecuting applications (of all types) for such Patent, (b) paying filing, issuance and maintenance fees relating to such Patent, (c) managing and conducting any interference, opposition, invalidation, re-issue, reexamination, revocation, nullification, post-grant review, inter partes review, derivation proceeding, cancellation proceeding or other similar administrative proceeding or administrative appeal thereof with respect to such Patent, and (d) settling any interference, opposition, revocation, nullification or cancellation proceeding.

1.34    “Regulatory Applications” means any and all applications that are necessary and appropriate to obtain a Regulatory Approval, including, without limitation, all required documents, data and information concerning, filed or required to be filed or, otherwise submitted by Lilly or any of its Affiliates or licensees to a Regulatory Authority.

1.35    “Regulatory Approval” means all approvals from the relevant Regulatory Authority to market and sell a Licensed Product (or for purposes of Articles 1.12 or 4.5(b), a pharmaceutical product) in any country (including all applicable pricing and reimbursement approvals), including, in the United States, approval of a New Drug Application (“NDA”).

1.36    “Regulatory Authority” means any applicable government regulatory authority involved in granting approvals for the conduct of clinical trials or the manufacturing, marketing, sale, reimbursement or pricing of a Licensed Product in a country, including, in the United States, the FDA.

1.37    “Related Party” means, with respect to a Party, its Affiliates and Sublicensees.

1.38    “Specifications” means the specifications set forth on Exhibit D.

1.39    “Sublicense Agreement” means any agreement entered into by Spruce with a Sublicensee.

1.40    “Sublicensee” means any Third Party to which Spruce or a Sublicensee grants a sublicense of the rights granted to Spruce under the Licensed Patents or Licensed Know-How.

1.41    “Third Party” means an entity other than (a) Lilly and its Affiliates, and (b) Spruce and its Affiliates.

1.42    “United States” or “US” means the United States of America and its territories and possessions, including without limitation the Commonwealth of Puerto Rico and the U.S. Virgin Islands.

1.43    “Valid Claim” means, with respect to a country, a claim of an issued and unexpired Patent included within the Licensed Patents in such country which has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, which decision is not appealable or is not appealed within the time allowed for appeal, and has not been abandoned, disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise in such country.

2.	LICENSES

2.1    License to Spruce

Lilly, on behalf of itself and its Affiliates, hereby grants to Spruce an exclusive, worldwide, royalty bearing license, with the right to grant sublicenses (subject to Article 2.2), under the Licensed Patents and Licensed Know-How to research, Develop, Commercialize, make, have made, use, sell, offer to sell, and import Licensed Compounds and Licensed Products in the Field. Lilly retains rights under Licensed Patents and Licensed Know-How for internal research purposes.

2.2    Sublicenses

The rights and licenses granted in Article 2.1 include the right to grant sublicenses, directly or through multiple tiers to Affiliates or Third Parties provided that the terms of any Sublicense Agreements shall, in general, be subject in applicable respects to the provisions contained in this Agreement. Spruce shall notify Lilly of the identity of any Sublicensee promptly on execution of the applicable Sublicense Agreement, and subject to removing any confidential information set forth in such Sublicense Agreement, Spruce shall forward to Lilly a copy of any Sublicense Agreement promptly upon execution of the parties thereto and in no event shall delivery of a Sublicense Agreement within [***] after execution thereof be considered not to be prompt.

Spruce shall have the right to retain a Third Party contractor to perform any activity in connection with Spruce’s exercise of any of its rights granted under Article 2.1, where such activity is to be performed at the direction and control and for the sole benefit of Spruce or its Affiliates. Such retention of the Third Party contractor is not a sublicense within the meaning of this Article 2.2 but is considered an activity of Spruce under the license granted under Article 2.1.

2.3    Regulatory Interactions

Spruce, its Affiliates or Sublicensees, or its or their designees, will have the right to conduct, and, to the extent consistent with Article 2.4, will be responsible for, all regulatory activities and interactions, at their cost, for the Licensed Products, and will own the IND(s) and any future Regulatory Application(s) and Regulatory Approval(s) for the Licensed Products globally. Spruce, its Affiliates or Sublicensees, or its or their designees, will have the right to, and, to the extent consistent with Article 2.4, shall be responsible to, oversee, monitor and manage all regulatory interactions, communications and filings with, and submissions to Regulatory Authorities with respect to the Licensed Product(s). Spruce, its Affiliates or Sublicensees, or its or their designees, have final decision making authority regarding all regulatory activities with respect to the Licensed Product(s), including the regulatory and labeling strategy and the content of submissions.

2.4    Diligence

Spruce, itself or through or with its Affiliates or Sublicensees, shall use Commercially Reasonable Efforts to Develop and Commercialize a Licensed Product in the Field.

3.	TECHNOLOGY TRANSFER

3.1    Transfer of Licensed Know-How and Clinical Materials

Promptly after the Effective Date, but in any event within [***] after the Effective Date, (a) Lilly will transfer to Spruce the Licensed Know-How, and other information in Lilly’s or any of its Affiliates’ possession or control as of the Effective Date that is reasonably necessary for Spruce to Develop, manufacture or Commercialize the Licensed Product, and (b) Lilly will transfer to Spruce the Clinical Materials, and all of the Lead Compound and Licensed Product, in Lilly’s

or any of its Affiliates’ possession or control as of the Effective Date. The items shall include those listed on Exhibit B entitled “Transfer of Material and Information”. Such Licensed Know-How, information, Lead Compound, Clinical Materials, Licensed Product and materials are to be provided “as is”. All such transfers of clinical data, or documents including clinical data, will be done in a secure manner using either encrypted media or encrypted transfer technology, or, if paper, utilizing secure courier or tracked delivery processes, as agreed to by the Parties.

3.2    Transfer and Assignment of Regulatory Applications

Promptly after the Effective Date, but in any event within [***] after the Effective Date, Lilly will provide a copy to Spruce of any Regulatory Applications, including without limitation INDs, for the Development of the Lead Compound as a single agent or a combination therapy in the Field. Lilly may redact information in Regulatory Applications that relates solely to proprietary agents other than the Lead Compound that are combined with the Lead Compound in Licensed Products. Lilly hereby grants to Spruce, its Affiliates and Sublicensees, the right to reference data and information contained in any Lilly’s regulatory filings relating solely to Licensed Compounds to the extent useful or necessary in connection with Spruce’s regulatory filings, Regulatory Applications, and Regulatory Approvals relating Licensed Compounds and Licensed Products under this Agreement.

3.3    Technology Transfer Assistance

Lilly will provide up to [***] of such consultation or other technical assistance without charge to Spruce, as Spruce may reasonably request for Spruce to assume the manufacture, Development, and Commercialization of the Licensed Product. Lilly will perform such consultation from [***] for up to [***] after the Effective Date (“Technology Transfer Period”). After the expiration of such period, if Spruce has reasonable questions with respect to technical assistance relating to Lilly’s prior work on the Licensed Compounds, Lilly will use good faith efforts to have employees or representatives, if any are available, of Lilly with knowledge relevant to the applicable question respond to such questions, provided that such employees’ and or representatives’ time in responding to such questions shall not be required to exceed [***] per [***] for up to [***] following the Technology Transfer Period.

4.	PAYMENTS

4.1    Upfront Payments

In partial consideration for the exclusive license rights granted by Lilly to Spruce hereunder, Spruce will pay Lilly seven hundred and fifty thousand dollars ($750,000.00) within [***] of the Effective Date.

4.2    Milestone Payments

Within [***] of Spruce its Affiliate or Sublicensee successfully achieving the following milestones for a Licensed Product, Spruce will make the following non-refundable payments to Lilly. For clarification, each milestone will be payable only [***] and all amounts are in U.S. dollars. The milestones will remain unchanged regardless of whether or not the Licensed Product is a stand-alone product or Combination.

Milestone for Licensed Product	Milestone Payment
[***]	[***]
[***]	[***]
Total Milestones	[***]

4.3    Royalties

Spruce will pay Lilly a tiered royalty on the Calendar Year, worldwide Net Sales of Licensed Products in the Field as follows:

Portion of Calendar Year Worldwide Net Sales	Royalty rate applicable to such portion
[***]	[***	]%
[***]	[***	]%
[***]	[***	]%
[***]	[***	]%
[***]	[***	]%

4.4    Royalty Payments

Royalty obligations in respect to Articles 4.3 shall commence, on a country-by-country basis, on the date of the First Commercial Sale of Licensed Product in such country, and expire, on a country-by-country basis, on the latest of the following dates (the applicable, “Royalty Term”):

(a)    the tenth (10th) anniversary of the date of First Commercial Sale of the Licensed Product in such country;

(b)    the expiration in such country of the last-to-expire Licensed Patent having a Valid Claim covering the manufacture, use or sale of the Licensed Product as Commercialized in such country; and

(c)    the expiration of any Regulatory or Data Exclusivity Period for the Licensed Product in such country.

Following the expiration of the Royalty Term with respect to a Licensed Product in a country, the licenses granted to Spruce with respect to such country shall become fully paid-up, royalty-free, perpetual and irrevocable.

4.5    Royalty Reductions

(a)    Upon [***], the royalty rates payable on Net Sales of Licensed Products containing such Licensed Compound in such country shall be reduced by [***] for the remainder of the Royalty Term in such country.

(b)    Any royalty due under Article 4.3, as reduced pursuant to Article 4.5(a), with respect to a country, shall be permanently reduced by [***] for the remainder of the applicable Royalty Term beginning in any Calendar Quarter that a generic or biosimilar version of a Licensed Product receives Regulatory Approval in such country or is sold in such country and achieves market penetration exceeding [***].

(c)    If Spruce or any of its Related Parties (i) determines in good faith that it is reasonably necessary to obtain a license or other right from a Third Party under any Patent with one or more claims covering any Licensed Product or Licensed Compound, or the composition of matter, method of use or manufacture thereof, or under any Know-How necessary to research, Develop, use, Manufacture or Commercialize a Licensed Product or Licensed Compound in the Field in a country, and to pay a royalty or other consideration with respect thereto (including in connection with the settlement of a patent infringement claim), or (ii) is subject to a final court or other binding order or ruling requiring any payment to a Third Party under any Patent with one or more claims covering any Licensed Product or Licensed Compound, or the composition of matter, method of use or manufacture thereof, or under any Know-How necessary to research, Develop, use, Manufacture or Commercialize a Licensed Product or Licensed Compound in the Field in a country, then the amount of the royalty payments under Article 4.3, as reduced pursuant to Articles 4.5(a) or 4.5(b), with respect to Net Sales for such Licensed Product or Licensed Compound in such country shall be reduced by [***] of the amount payable by Spruce or any of its Related Parties to such Third Party (the “Third Party IP Payments”); however, in no case shall the royalty percentage on the Net Sales of Licensed Product be reduced more than [***].

4.6    Reports; Payment of Royalty

Spruce will keep and maintain (and to the extent applicable, will cause its Affiliates and Sublicensees to keep and maintain) complete and accurate records and books of account in such form and detail as is necessary for the determination of the royalty amounts payable by Spruce (on behalf of itself and its Affiliates and Sublicensees) to Lilly under this Agreement and for the purposes of this Agreement. Such records need only be kept and maintained for up to [***] after the end of any [***]. Spruce shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the Sublicensee to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by Spruce under this Agreement.

During the Term, following the [***], Spruce shall furnish to Lilly a [***] written report for the [***] showing the Net Sales of Licensed Products subject to royalty payments sold by Spruce and its Related Parties on a country-by-country basis and broken down between Spruce and any Sublicensees during the reporting period and the royalties payable under this Agreement. Reports shall be due on the [***] following the close of each [***]. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due. By [***] of each calendar year, Spruce shall provide Lilly with an estimated sales forecast for the subsequent [***]. Spruce will mail such reports to the attention of: Eli Lilly and Company, Lilly Royalty Administration in Finance, Drop Code 1064, Lilly Corporate Center, Indianapolis, Indiana 46285.

4.7    Financial Audits

Upon the written request of Lilly and not more than [***] in each Calendar Year, Spruce shall permit an independent certified public accounting firm of nationally recognized standing selected by Lilly and reasonably acceptable to Spruce, at Lilly’s expense, to have access during normal business hours, on at least [***] prior written notice, to such of the records of Spruce as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any Calendar Year ending not more than [***] prior to the date of such request. Spruce may require such accounting firm to sign a reasonable confidentiality agreement with Spruce. Any given period may not be audited more than [***]. At Spruce’s request, Lilly may consider in good faith, at its sole discretion and choice, the use of Spruce’s then current external auditor to perform such audit. The accounting firm shall disclose to Lilly and Spruce only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Lilly. This right to audit shall remain in effect throughout the Term and for a period of [***] after the Term.

If such accounting firm identifies a discrepancy made during such period, Spruce shall pay Lilly the amount of the discrepancy within [***] of the date Lilly delivers to Spruce such accounting firm’s written report so concluding, or as otherwise agreed upon by the Parties. The fees charged by such accounting firm shall be paid by Lilly unless the underpayment exceeded the greater of A) [***] of the amount owed by Spruce to Lilly for such Calendar Year or B) [***], in which case, the accounting firm’s fee to conduct such audit shall be borne by Spruce. Spruce shall pay interest on any underpayment as the rate set forth in Article 4.9.

Spruce shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the Sublicensee to allow Spruce’s independent nationally recognized certified public accounting firm to have access during normal business hours, on at least [***] prior written notice, to such of the records of the Sublicensee as may be reasonable necessary to verify the accuracy of the royalty reports hereunder for any Calendar Year ending not more than [***] prior to the date of such request. At Lilly’s request, Spruce shall initiate an audit of any Sublicensee with an independent nationally recognized certified public accounting firm, acceptable to Lilly, at Spruce’s expense. Prior to initiating any such audit, Spruce shall submit the accounting firms Sublicensee planned audit program to Lilly for review and approval. Lilly shall treat all financial information subject to review as Spruce’s Confidential Information in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firms to enter into an acceptable confidentiality agreement with Spruce, its Affiliate or Sublicensee, as applicable, obligating them to retain all such information in confidence pursuant to such confidentiality agreement.

4.8    Payment Method

All payments to be made by Spruce to Lilly under this Agreement shall be made in United States dollars by bank wire transfer in immediately available funds to a bank account designated in writing by Lilly.

4.9    Late Payment

All late payments under the Agreement shall bear interest at the rate of [***], plus [***], or, if lower, [***], until the date such payment is made.

4.10    Tax Withholding

If laws, rules or regulations require Spruce or any Related Party to withhold income taxes or other taxes imposed upon payments due hereunder, Spruce or such Related Party shall make such withholding payments as required and subtract such withholding payments from the payments due. Spruce shall, or shall require its Related Party to, submit any original receipts or other appropriate proof of payment of the withholding taxes to Lilly within [***] of such withholding payment to allow Lilly to document such tax withholdings for purposes of claiming foreign tax credits and similar benefits and shall cooperate with reasonable requests of Lilly (without acting to the detriment of Spruce or any Related Party) to the extent necessary for Lilly obtaining such credits and benefits.

4.11    Blocked Payment

If by Applicable Law or fiscal policy of a particular country, conversion into U.S. dollars or transfer of funds of a convertible currency to the United States prevents the prompt remittance of any milestones or royalty payments with respect to Net Sales in such country, payments will be made through such lawful means or methods as Lilly may determine.

5.	CONFIDENTIALITY; PUBLICATION

5.1    Nondisclosure Obligation

Except as provided in this Article 5.1, all Confidential Information disclosed by the Disclosing Party to the Receiving Party hereunder shall be maintained in confidence by the Receiving Party and shall not be disclosed to any Third Party or used for any purpose except as set forth herein without the prior written consent of the Disclosing Party, until [***] following the Term of this Agreement.

Each Receiving Party may disclose Confidential Information of the Disclosing Party, without such Disclosing Party’s prior written consent, to its Affiliates and its and its Affiliates’ directors, employees, agents, consultants, Sublicensees, subcontractors, suppliers and other persons or entities who: (a) need to know such Confidential Information to assist the Receiving Party in fulfilling its obligations or exercising its rights hereunder; and (b) are bound by written confidentiality and non-use obligations consistent with those the Receiving Party uses to protect its own similar Confidential Information.

Each Receiving Party shall use reasonable efforts to promptly disclose to the Disclosing Party any material breach of this provision known by the Receiving Party to have been breached by it, or its Affiliates, or its or their directors, officers, employees, agents, consultants, Sublicensees, subcontractors, suppliers, or other persons or entities permitted hereunder.

Each Receiving Party may also disclose the Confidential Information of the Disclosing Party, without such Disclosing Party’s prior written consent, [***]. Except where such disclosure is necessary to comply with securities or tax laws, regulations or guidance, the Receiving Party disclosing such Confidential Information shall provide prior notice of such intended disclosure to the Disclosing Party and cooperate with the Disclosing Party and take reasonable actions to preserve the confidentiality of such Confidential Information, such as requesting confidential treatment, as applicable. In addition, Spruce and its Related Parties may also disclose Lilly’s Confidential Information, without Lilly’s prior written consent, (a) [***], (b) [***], and (c) [***]. Each Receiving Party may also disclose the Confidential Information of the Disclosing Party, without such Disclosing Party’s prior written consent, [***].

Each Receiving Party may also disclose the Confidential Information of the Disclosing Party, without such Disclosing Party’s prior written consent, [***].

5.2    Publicity

Spruce and its Related Parties may, directly or through others, publish or present on any results or data related to the use, Development, manufacture or Commercialization of any Licensed Product or Licensed Compound.

6.	REPRESENTATIONS AND WARRANTIES

6.1    Representations and Warranties of Spruce

Spruce represents and warrants to Lilly that, as of the Effective Date:

(a)    it has the full right, power and authority to enter into this Agreement, and its execution of this Agreement, the fulfillment of its obligations and performance of its activities hereunder do not conflict with, violate, or breach or constitute a default under any material contractual obligation or court or administrative order by which Spruce is bound;

(b)    all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by Spruce as of the Effective Date, as applicable, in connection with the execution, delivery and performance of this Agreement have been obtained;

(c)    that it will conduct all of its activities under this Agreement in compliance with all Applicable Laws and will only use Key-Coded Data provided to it by Lilly in accordance with the purposes set forth in this Agreement; for purposes of this Section 6.1(c), “Key-Coded Data” means data that has the identity of the individual data subjects replaced with a unique subject identification code (that is not derived from information related to the individual data subject) and do not carry such direct personal identifiers as name, address, or national health number, where such coding restricts identification of data subjects’ personal information to specific individuals involved in the research project, such as clinical investigators, while still allowing for the addition of further research information as the study proceeds, clinical monitoring, and research oversight, and the ability to de-code data and re-identify data subjects permits auditing by drug regulatory authorities in order for them to verify the source and quality of safety and efficacy data collected during clinical trials and subsequently used in an application for a license to market a medicine; and

(d)    neither it nor any of its Affiliates has been debarred or is subject to debarment.

6.2    Representations and Warranties of Lilly

Lilly represents and warrants to Spruce that, as of the Effective Date:

(a)    it has the full right, power and authority to enter into this Agreement, to grant the rights and licenses granted under Articles 2 and 3, and its execution of this Agreement,

the fulfillment of its obligations and performance of its activities hereunder do not conflict with, violate, or breach or constitute a default under any material contractual obligation or court or administrative order by which Lilly is bound;

(b)    to the knowledge of Lilly, there are no legal claims, judgments or settlements against or owed by Lilly or any of its Affiliates, threatened or pending legal claims or litigation, in each case relating to the Licensed Patents;

(c)    all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by Lilly as of the Effective Date in connection with the execution, delivery and performance of this Agreement have been obtained;

(d)    it is the owner or exclusive licensee of or otherwise Controls the right, title and interest in and to the Licensed Patents and related Licensed Know-How, and has the right to grant to Spruce the licenses that it purports to grant hereunder and has not granted any Third Party rights that would interfere or be inconsistent with Spruce’s rights hereunder;

(e)    the Licensed Patents and Licensed Know-How are not subject to any existing royalty or other payment obligations to any Third Party;

(f)    it has disclosed to Spruce a complete and accurate record of all material information and data relating to the results of all pre-clinical and clinical studies on Licensed Products or the Licensed Compound, conducted by or on behalf of Lilly or any of its Affiliates or otherwise known to Lilly, including, without limitation, the status and interim results of all ongoing clinical and preclinical studies, and the clinical development and Regulatory Application and Regulatory Approval activities undertaken to date, and all such information and data is complete and accurate in all material respects;

(g)    neither it nor any of its Affiliates has been debarred or is subject to debarment;

(h)    it has the authority to bind its Affiliates to the terms of this Agreement, as applicable, and to grant the rights and licenses granted on behalf of its Affiliates as set forth herein;

(i)    all documents required to be filed and all payments required to be made in order to prosecute and maintain each Patent in the Licensed Patents have been filed or made, as the case may be, in a timely manner, and no action has been taken that would constitute waiver, abandonment or any similar relinquishment of such rights;

(j)    the Licensed Patents constitute all Patents owned by or licensed to Lilly or any of its Affiliates that contain one or more claims covering any Licensed Product or Licensed Compound, or the composition of matter, method of use or manufacture thereof;

(k)    neither Lilly nor any of its Affiliates is or has been a party to any agreement with any U.S. Governmental Authority pursuant to which any U.S. Governmental Authority provided funding for the Development of any Licensed Compound or any Licensed Product, and the inventions claimed or covered by the Existing Patents are not a “subject invention” as that term is described in 35 U.S.C. Section 201(f); and

(l)    neither Lilly nor any of its Affiliates, nor any of its or their respective officers, employees, or agents has made an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the Development of any Licensed Compound or Licensed Product, failed to disclose a material fact required to be disclosed to the FDA or any other Regulatory Authority with respect to the Development of any Licensed Compound or any Licensed Product, or committed an act, made a statement, or failed to make a statement with respect to the Development of any Licensed Compound or Licensed Product that could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in any other country.

6.3    Covenants.

Each Party shall inform the other Party in writing immediately upon learning that it or any person or entity who has performed activities with respect to a Licensed Compound or a Licensed Product prior to the Effective Date is debarred or is the subject of a conviction described in Section 306 of the United States Federal Food, Drug, and Cosmetic Act, or upon learning that any action is pending or threatened relating to the debarment or conviction of such Party or any person or entity used in any capacity by such Party or any of its Affiliates in connection with the Development or Commercialization of the Licensed Compounds or Licensed Products.

6.4    No Other Representations or Warranties

EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

7.	INDEMNIFICATION

7.1    By Lilly

Lilly agrees to indemnify and hold harmless Spruce, its Affiliates, and their respective directors, officers, employees and agents (individually and collectively, the “Spruce Indemnitee(s)”) from and against all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) incurred in connection with any claims, demands, actions or other proceedings by any Third Party (or, with respect to a breach of Article 6.2(h), an Affiliate of Lilly) (individually and collectively, “Losses”) to the extent arising from (a) the negligence, illegal conduct or willful misconduct of Lilly, (b) the use, Development or Commercialization of any Licensed Compound or any Licensed Product by or on behalf of Lilly or any of the Lilly Indemnitees or any licensee thereof, or (c) or Lilly’s material breach of this Agreement, except to the extent such Losses described in any of clause (a), (b) or (c) arise out of any of Spruce Indemnitee’s negligence, illegal conduct or willful misconduct or breach of this Agreement.

7.2    By Spruce

Spruce agrees to indemnify and hold harmless Lilly, its Affiliates, and their respective directors, officers, employees and agents (individually and collectively, the “Lilly Indemnitee(s)”) from and against all Losses first arising after the Effective Date to the extent arising from (a) the Development, manufacture, Commercialization, use or sale of Licensed Products by Spruce, or any of its Related Parties, (b) the use of Licensed Products manufactured or sold by Spruce or any of its Related Parties by any purchasers thereof, including without limitation any product liability claim, (c) the negligence, illegal conduct or willful misconduct of Spruce in the performance of this Agreement, or (d) Spruce’s material breach of this Agreement, except to the extent such Losses described in any of clause (a), (b), (c) or (d) arise out of any of Lilly Indemnitee’s negligence, illegal conduct or willful misconduct or breach of this Agreement or as otherwise provided in Article 7.1(b).

7.3    Defined Indemnification Terms

Either the Lilly Indemnitee or the Spruce Indemnitee shall be an “Indemnitee” for the purpose of this Article 7, and the Party that is obligated to indemnify the Indemnitee under Article 7.1 or Article 7.2 shall be the “Indemnifying Party”.

7.4    Defense

If any such claims, demands, actions or other proceedings are made, the Indemnitee shall be defended at the Indemnifying Party’s sole expense by counsel selected by Indemnifying Party and reasonably acceptable to the Indemnitee, provided that the Indemnitee may, at its own expense, also be represented by counsel of its own choosing. The Indemnifying Party shall have the sole right to control the defense of any such claim, demand, action or other proceeding subject to the terms of this Article 7.

7.5    Settlement

The Indemnifying Party may settle any such claim, demand, action or other proceeding or otherwise consent to an adverse judgment (a) with prior written notice to the Indemnitee but without the consent of the Indemnitee where the only liability to the Indemnitee is the payment of money and the Indemnifying Party makes such payment, or (b) in all other cases, only with the prior written consent of the Indemnitee, such consent not to be unreasonably withheld.

7.6    Notice

The Indemnitee shall notify the Indemnifying Party promptly of any claim, demand, action or other proceeding under Article 7.1 or Article 7.2 and shall reasonably cooperate with all reasonable requests of the Indemnifying Party with respect thereto.

7.7    Permission by Indemnifying Party

The Indemnitee may not settle any such claim, demand, action or other proceeding or otherwise consent to an adverse judgment in any such action or other proceeding or make any admission as to liability or fault without the express written permission of the Indemnifying Party.

7.8    Limitation of Liability

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, OR LOST PROFITS, ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS ARTICLE 7.8 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER ARTICLE 7, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 5.

8.	INVENTIONS; PATENT PROVISIONS

8.1    Patent Filing, Prosecution and Maintenance

Spruce shall have sole-decision-making authority for all actions, at its cost, relating to Licensed Patents, including without limitation Patent Prosecution, defense, enforcement, listing in regulatory publications (such as the FDA Orange Book and any foreign equivalent) and patent term extension. Lilly and Spruce shall jointly in good faith establish an overall strategy for the actions described above in this Article 8.1, including the filing, prosecution and maintenance of the Licensed Patents. The primary objective of such strategy shall be to provide patent exclusivity for the Licensed Products and uses thereof in the major pharmaceutical markets and other markets with respect to which Spruce or any of its Related Parties are Developing or Commercializing the Licensed Products and to protect the investments made and to be made by Spruce and its Related Parties in the Development and Commercialization of the Licensed Products where it is economically reasonable. Spruce shall keep Lilly informed of the status of all material actions taken with respect to the Licensed Patents, and in particular, shall (a) regularly and promptly provide Lilly with copies of all Licensed Patents and other material submissions and correspondence with government agencies concerning such Licensed Patents, in sufficient time to allow for review and comment by Lilly, (b) provide Lilly and its patent counsel with an opportunity to consult with Spruce and its patent counsel regarding the filing and contents of any such application, amendment, submission or response, and the advice and suggestions of Lilly and its patent counsel shall be taken into consideration in good faith by Spruce and its patent counsel, and (c) not settle, without Lilly’s prior written consent (not to be unreasonably withheld), any proceeding with respect to a Licensed Patent in a manner that will materially adversely affect any of the Licensed Patents or Licensed Products.

8.2    Patent and Trademark Oppositions

Spruce shall, in its sole discretion and at its cost, decide whether and how to participate in Patent oppositions and other activities intended to invalidate Third Party Patents or trademarks.

8.3    Abandoned Patents

Spruce may in its sole discretion elect to discontinue Patent Prosecution of a Licensed Patent in any country, on a Patent-by-Patent basis. Spruce shall give [***] notice, of at least [***] prior to the deadline for the next filing, office action or payment with the relevant patent office, to Lilly if it elects to discontinue Patent Prosecution or any other action described in Article 8.1, or declines to pay costs for the filing, prosecution or maintenance, of a Licensed Patent in any country. Lilly will have the option, but not the obligation to resume control of such patent prosecution and maintenance. If Lilly elects to exercise its option to maintain the patent, Spruce will reimburse Lilly for the reasonable cost of prosecuting and maintaining such patent. If Lilly elects not to exercise its option to maintain the patent, Spruce shall pay royalties as under Article 4.3 during any Data or Regulatory Exclusivity Period and then [***] of the royalty under Article 4.3, thereafter until what would have been the expiration of the patent plus any patent term extension that would have been otherwise allowable. If Lilly provides written notice to Spruce within such [***] period that Lilly has decided to file, prosecute or maintain, or otherwise conduct any such action with respect to, such Licensed Patent, Spruce shall promptly deliver to Lilly copies of all necessary files related to such Licensed Patent, shall take all actions and execute all documents reasonably necessary for Lilly to assume the right and responsibility to conduct all such Patent Prosecution and other actions with respect to such Licensed Patent, and shall, or shall require its Affiliate to, promptly assign such Licensed Patent to Lilly.

8.4    Notice

Each Party shall promptly provide written notice to the other Party reasonably detailing any known or alleged infringement of any Licensed Patent or if it receives notice by an ANDA applicant of a certification under 21 USC 355(b)(2)(a) or 355(j)(2)(A)(vii) with respect to any Licensed Patent.

8.5    Enforcement of Intellectual Property Rights

Spruce or any of its Related Parties shall have the first right to institute and direct legal proceedings against any Third Party believed to be infringing or misappropriating or otherwise violating a Licensed Patent or Licensed Know-How or Lilly’s Confidential Information covering Licensed Compounds or Licensed Products, and to defend the Licensed Patents from any claim of invalidity or unenforceability in connection therewith. If Spruce or any of its Related Parties does not undertake efforts to abate such violation of intellectual property rights, including commencement of a lawsuit against the accused person if necessary, within [***] after receiving notice of such infringement of such Licensed Patent or violation of such Know-How or Confidential Information, then Lilly shall be entitled (but shall not be obligated) to take all actions reasonably necessary to abate such violation, including commencement of a lawsuit against the accused person if necessary; provided, however, Lilly shall consult in advance with Spruce regarding such action. The primary objective of any such patent enforcement action shall be to preserve exclusivity for the Licensed Product and uses thereof in the major pharmaceutical markets and other markets with respect to which Spruce or any of its Related Parties are Developing or Commercializing the Licensed Products. All amounts recovered from enforcement of any such rights by an enforcing Party relating to such intellectual property licensed under this Agreement shall be first used to [***], and any remainder of such recovery shall be [***]. The Parties shall keep each other informed of the status of and of their respective activities regarding any enforcement action pursuant to this Article 8.5.

8.6    Cooperation in Enforcement Proceedings

For any action by a Party pursuant to Article 8.5, in the event that such Party is unable to initiate or prosecute such action solely in its own name, the other Party or its Affiliates, as applicable, will join such action voluntarily and will execute all documents necessary for such Party to initiate, prosecute and maintain such action. If either Party initiates an enforcement action pursuant to Article 8.5, then, at such Party’s request, the other Party shall cooperate to the extent reasonably necessary and at the first Party’s sole expense for reasonable, out-of-pocket costs (except for the expenses of the non-controlling Party’s counsel, if any). Upon the reasonable request of the Party instituting any such action, such other Party shall join the suit and can be represented in any such legal proceedings using counsel of its own choice at its own expense. Each Party shall, if possible, assert and not waive the joint defense privilege with respect to all communications between the Parties reasonably the subject thereof with respect to any such action.

8.7    Defense

(a)    Each Party shall notify the other in writing of any allegations it receives from a Third Party that the manufacture, production, use, Development, Commercialization, sale or distribution of any Licensed Product or any technology or intellectual property licensed under this Agreement infringes the intellectual property rights of such Third Party. Such notice shall be provided promptly, but in no event after more than [***], following receipt of such allegations.

In the event that a Party receives notice that it or any of its Affiliates or Sublicensees have been individually named as a defendant in a legal proceeding by a Third Party alleging infringement of a Third Party’s Patents or other intellectual property right as a result of the manufacture, production, use, Development, Commercialization, sale or distribution of Licensed Products or any technology or intellectual property licensed under this Agreement, such Party shall immediately notify the other Party in writing within [***] after the receipt of such notice. Such written notice shall include a copy of any summons or complaint (or the equivalent thereof) received regarding the foregoing. Each Party shall, if possible, assert and not waive the joint defense privilege with respect to all communications between the Parties reasonably the subject thereof with respect to such legal proceeding. In such event, the Parties shall use reasonable efforts to agree how best to mitigate or control the defense of any such legal proceeding; provided however, Spruce or any of its Affiliates or Sublicensees shall have the right to assume the primary responsibility for the conduct of the defense of any such claim at its expense. Lilly shall have the right, but not the obligation, to participate and be separately represented in any such suit at its sole option and at its own expense. Lilly shall reasonably cooperate with Spruce or any of its Affiliates or Sublicensees. If a Party or any of its Affiliates have been individually named as a defendant in a legal proceeding relating to the alleged infringement of a Third Party’s Patents or other intellectual property right as a result of the manufacture, production, use, development, sale or distribution of Licensed Products, the other Party shall be allowed to join in such action, at its own expense.

(b)    The Parties shall keep each other informed of the status of and of their respective activities regarding any infringement litigation initiated by a Third Party concerning the manufacture, production, use, Development, Commercialization sale or distribution of Licensed Products or settlement thereof; provided, however, that no settlement or consent judgment or other voluntary final disposition of a suit under this Article 8.7 may be undertaken by a Party without the consent of the other Party which consent shall not be unreasonably withheld or delayed.

9.	TERM AND TERMINATION

9.1    Term and Expiration

This Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to Articles 9.2, 9.3, 9.4 or 9.5, this Agreement shall continue in effect until the expiration of all payment obligations hereunder (the “Term”).

9.2    Termination On Mutual Agreement

This Agreement may be terminated on mutual agreement of the Parties.

9.3    Unilateral Termination by Spruce

Spruce shall have the right to terminate this Agreement, in its entirety on a worldwide basis or with respect to any country(ies), in its sole discretion by giving sixty (60) days advance written notice to Lilly.

9.4    Termination for Cause

This Agreement may be terminated at any time during the Term upon written notice by a Party if the other Party is in material breach of its obligations under this Agreement and has not cured such breach within ninety (90) days after receiving written notice of the breach. The cure period shall be tolled pending resolution of any bona fide dispute between the Parties as to whether any such material breach has occurred.

9.5    Termination for Bankruptcy

Either Party will have the right to terminate this Agreement in the event of a general assignment for the benefit of creditors of the other Party, or if proceedings of a case are commenced in any court of competent jurisdiction by or against such other Party seeking (a) such other Party’s reorganization, liquidation, dissolution, arrangement or winding up, or the composition or readjustment of its debts, (b) the appointment of a receiver or trustee for or over such other Party’s property, or (c) similar relief in respect of such other Party under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debt, and such proceedings shall continue undismissed, or an order with respect to the foregoing shall be entered and continue unabated, for a period of more than sixty (60) days.

9.6    Effect of Termination

(a)    Upon termination of this Agreement pursuant to Article 9.2, 9.3, 9.4 or 9.5:

A.    All rights and licenses granted by Lilly to Spruce hereunder shall terminate;

B.    Spruce shall return to Lilly all Confidential Information of Lilly then in Spruce’s possession except as necessary to exercise any licenses which are then irrevocable. If this Agreement is terminated by Spruce pursuant to Article 9.3 or by Lilly pursuant to Article 9.4 or 9.5, Spruce shall return to Lilly all Development and manufacturing data and records, including all patient data related to clinical trials or development activity owned by Spruce, and will transition or assign to Lilly all INDs, Regulatory Applications and Regulatory Authorizations for the Licensed Product owned by Spruce wherever located; and

C.    All activities underway with respect to the Licensed Products at the time of termination shall terminate as soon as possible, except (i) for those activities pursuant to the licenses that are then irrevocable and (ii) that Spruce will continue to be responsible for any pre-clinical or clinical studies to the extent that Spruce’s then current ethical guidelines would require Spruce to complete such studies. All costs of continuing such trials for ethical reasons or winding down activities shall continue to be borne by Spruce until completion of such activities. For the sake of clarity the costs of continuing trials for ethical reasons shall be the costs, if any, to continue treatment of current patients under treatment in the trial in accordance with Spruce’s then-current ethical guidelines.

(b)    If either Party has the right to terminate this Agreement under Article 9.4, it may at its sole option, elect either to (i) terminate this Agreement and pursue any legal or equitable remedy available to it or (ii) maintain the Agreement in effect and pursue any legal or equitable remedy available to it.

9.7    Survival

The following provisions shall survive the termination or expiration of this Agreement for any reason following the Effective Date: Articles 1, 4 (to the extent payments have accrued prior to termination), 5, 6.4, 7, 9.7, 10 and 11.3 through 11.15, inclusive.

10.	DISPUTE RESOLUTION

10.1    Disputes

The Parties recognize that disputes as to certain matters may from time to time arise which relate to either Party’s rights and obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of such disputes in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in Article 10.2 if and when such a dispute arises between the Parties.

10.2    Mediation Procedures

If any dispute, controversy or claim arises between the Parties that cannot be resolved the Parties agree to attempt to resolve such dispute, controversy or claim (except as to any issue relating to intellectual property) by non-binding mediation administered by the American Arbitration Association (“AAA”) in accordance with its commercial mediation rules. Unless otherwise agreed by the Parties, the mediation shall be held in New York, New York and shall be attended by the Chief Executive Officer of Spruce or designee having decision authority for the disputed subject matter and the Chief Executive Officer of Lilly or designee having decision authority for the disputed subject matter. The mediation shall be held on a mutually agreeable date which shall not be later than [***] following any Party’s request for mediation. The fees of the mediator shall be shared equally by the Parties. Notwithstanding anything to the contrary herein, either Party may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of such Party.

10.3    Mediation Procedures

If any dispute, controversy or claim arises between the Parties that cannot be resolved as set forth in Article 10.2, either Party may seek recourse in a court of competent jurisdiction.

11.	MISCELLANEOUS

11.1    Compliance with Anti-Corruption Laws.

(a)    In connection with this Agreement, each Party and each of its Affiliates has complied and will comply with all applicable local, national, and international laws, regulations, and industry codes dealing with government procurement, conflicts of interest, corruption or bribery, including, if applicable, the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”), as amended, and any laws enacted to implement the Organisation of Economic Cooperation and Development (“OECD”) Convention on Combating Bribery of Foreign Officials in International Business Transactions.

(b)    In connection with this Agreement, neither Party, nor any of its Affiliates, has made, offered, given, promised to give, or authorized, nor will make, offer, give, promise to give, or authorize, in a manner that violates Applicable Laws, any bribe, kickback, payment or transfer of anything of value, directly or indirectly, to any person or to any Government or Public Official for the purpose of: (i) improperly influencing any act or decision of the person or Government or Public Official; (ii) inducing the person or Government or Public Official to do or omit to do an act in violation of a lawful or otherwise required duty; (iii) securing any improper advantage; or (iv) inducing the person or Government or Public Official to improperly influence the act or decision of any organization, including any government or government instrumentality, in order to assist Spruce or Lilly in obtaining or retaining business.

11.2    Force Majeure

Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including, but not limited to, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any Governmental Authority. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

11.3    Assignment

Neither Party may assign its rights and obligations under this Agreement without the prior written consent of the other Party, such consent not to unreasonably withheld, provided that either Party may assign its rights and obligations under this Agreement to (i) any of its Affiliates, (ii) as part of a sale to a Third Party of all or substantially all of its assets or all of its assets to which this Agreement relates, or (iii) as part of a merger with, sale of stock to, or other consolidation, amalgamation or reorganization. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding on the Parties’ successors and assigns. Any assignment or transfer in violation of the foregoing shall be null and void and wholly invalid, the assignee or transferee in any such assignment or transfer shall acquire no rights whatsoever, and the non-assigning non-transferring Party shall not recognize, nor shall it be required to recognize, such assignment or transfer.

11.4    Severability

If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

11.5    Notices

All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to Spruce, to:	Spruce Biosciences, Inc.
548 Market St. Suite 74598
San Francisco, CA 94104
Attn: Chief Executive Officer

with copy to:	Latham & Watkins, LLP
140 Scott Drive
Menlo Park, CA 94025-1008
Attn: Alan C. Mendelson, Esq.

If to Lilly, to:	Eli Lilly and Company
Lilly Corporate Center
Indianapolis, IN 46285
Attn: Office of Alliance Management

Facsimile: (317) 433-8071

with copy to:	Eli Lilly and Company Lilly
Corporate Center
Indianapolis, IN 46285
Attn: General Patent Counsel

Facsimile: (317) 433-3000

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a Business Day (provided that if given by facsimile, the transmitting Party received confirmation of complete transmission); (b) on the Business Day after dispatch if sent by nationally-recognized overnight courier; or (c) on the [***] Business Day following the date of mailing if sent by mail.

11.6    Applicable Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws.

11.7    Entire Agreement; Amendments

The Agreement contains the entire understanding of the Parties with respect to the rights and licenses granted hereunder. All express or implied agreements and understandings, either oral or written, with regard to the rights and licenses granted hereunder are superseded by the terms of this Agreement, including the [***]. The Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties.

11.8    Headings

The captions to the several Articles hereof are not a part of the Agreement, but are merely for convenience to assist in locating and reading the several Articles of this Agreement.

11.9    Independent Contractors

It is expressly agreed that Spruce and Lilly shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither Spruce nor Lilly shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.

11.10    Waiver

The waiver by either Party of any right hereunder or to claim a breach by the other Party resulting from the failure of such other Party to perform, or a breach by such other Party, shall not be deemed a waiver of any other right hereunder or with respect to any other breach or failure by such other Party whether of a similar nature or otherwise, except to the extent such waiver is set forth in a writing signed by the waiving Party.

11.11    Cumulative Remedies

Except as expressly set forth herein, no remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

11.12    Waiver of Rule of Construction

Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

11.13    Construction

Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, and the use of any gender will be applicable to all genders. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description that precedes such term, and shall be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import regardless of whether such words are actually written there (and drawing no implication from the actual inclusion of such phrase in some instances after the word “including” but not others). References to “Article”, “Articles”, “Exhibit” or “Exhibits” are references to the numbered Article(s) or lettered Exhibit(s) of this Agreement, unless expressly stated otherwise. Except where the context otherwise requires, (a) references to a particular law, rule or regulation mean such law, rule or regulation as in effect as of the relevant time, including all rules and regulations thereunder and any successor law, rule or regulation in effect as of the relevant time, and including the then-current amendments thereto; (b) the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (c) whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified, and if a period of time is specified and dates from a given day or Business Day, or the day or Business Day of an act or event, it is to be calculated exclusive of that day or Business Day; (d) references to a particular person or entity include such person’s or entity’s successors and assigns to the extent not prohibited by this Agreement; (e) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term which is defined herein shall be interpreted in a correlative manner; and (f) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits).

11.14    Use of Third Parties

It is understood that when Spruce engages any Third Party to manufacture, supply, distribute, promote, import or export any Licensed Product, that engagement may require a limited license or limited sublicense of rights obtained from Lilly under this Agreement. Notwithstanding any delegation of obligations under this Agreement by Spruce or its Affiliates or to a Third Party, whether related to manufacture of Licensed Product (marketed or investigational) or otherwise, Spruce shall remain primarily liable and responsible for the performance of all of its obligations under this Agreement and for causing such Affiliates or Third Parties to act in a manner consistent herewith, to the extent applicable. Any Party contracting with any Third Party shall not agree to any term that would make it unable to comply with its obligations under this Agreement.

11.15    Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each Party shall be entitled to rely on the delivery of executed facsimile copies of counterpart execution pages of this Agreement and such facsimile copies shall be legally effective to create a valid and binding agreement among the parties. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail shall be deemed to be original signatures.

Signature Page Follows.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives effective as of the last date executed below (the “Effective Date”).

SPRUCE BIOSCIENCES, INC

By:	/s/ Alexis R. Howerton
Name:	Alexis R. Howerton, PhD
Title:	President and Chief Executive Officer
Date: May 2, 2016

ELI LILLY and COMPANY

By:	/s/ Jan M. Lundberg
Name:	Jan M. Lundberg, Ph.D.
Title:	EVP, Science and Technology and President, Lilly Research Laboratories
Date: April 29, 2016

EXHIBIT A:

Licensed Patents

[***]

Docket Number	Country	Application Number	Application Date	Patent Number	Grant Date	Sub Status	Sub Status Date
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Docket Number	Country	Application Number	Application Date	Patent Number	Grant Date	Sub Status	Sub Status Date
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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Docket Number	Country	Application Number	Application Date	Patent Number	Grant Date	Sub Status	Sub Status Date
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EXHIBIT B:

Transfer of Material and Information

[***]	Lot#	Structure	Inventory	Unit	Project ID	LSN/LY
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[***]

Project Snapdragon Fileroom	Index	Title	Doc Type	Page Count	File Type	Date Loaded
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Project Snapdragon Fileroom	Index	Title	Doc Type	Page Count	File Type	Date Loaded
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EXHIBITC:

Structure of Lead Compound

[***]

EXHIBIT D:

Specifications

The Specifications will be transferred with the due diligence contents; index items 4.15 and 4.16.